                     OPPENHEIMER REAL ASSET FUND

                Supplement dated October 2, 2006
                             to the
               Prospectus dated December 28, 2005

     This supplement  amends the Prospectus of Oppenheimer  Real Asset Fund (the
"Fund") and is in addition to any existing supplements.

     Effective October 2, 2006 the section titled "About the Fund's  Investments
- Other Investment  Strategies" is amended by adding the following  paragraph on page 16  immediately  preceding  the section  titled  "Temporary  Defensive  and
Interim Investments":

     Investments  in Oppenheimer  Institutional  Money Market Fund. The Fund can
invest its free cash balances in the Class E shares of Oppenheimer Institutional
Money  Market Fund,  to seek current  income  while  preserving  liquidity.  The
Oppenheimer  Institutional Money Market Fund is a registered open-end management investment  company,  regulated  as a money  market  fund  under the  Investment
Company  Act of 1940, as amended. It  invests  in a  variety  of  short-term, high-quality,  dollar-denominated  money market  instruments  issued by the U.S.
government,  domestic and foreign corporations and financial  institutions,  and other entities. As a shareholder, the Fund will be subject to its proportional share of the  Oppenheimer  Institutional  Money Market  Fund's Class E expenses, including  its advisory  fee.  However,  the Manager will waive a portion of the
Fund's  advisory  fee to the extent of the Fund's share of the advisory fee paid by the Oppenheimer Institutional Money Market Fund.

October 2, 2006                                                      PS0735.029